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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported) June 17, 1997 (May 15, 1997)

                         Commission file number 1-12482

                             GLIMCHER REALTY TRUST

             (Exact name of registrant as specified in its charter)

               MARYLAND                             31-1390518
     (State or other jurisdiction of             (I.R.S. Employer
     incorporation or organization)              Identification No.)


          20 SOUTH THIRD STREET
             COLUMBUS, OHIO                            43215
(Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (614) 621-9000

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ITEM 5.  OTHER EVENTS.

         On May 15, 1997, Glimcher Properties Limited Partnership ("GPLP"), a Delaware limited partnership and an affiliate of Glimcher Realty Trust ("GRT"), a Maryland real estate investment trust, amended its existing credit facility (the "Credit Facility") with The Huntington National Bank, KeyBank National Association and certain other participant banks by entering into a Second Amended and Restated Loan Agreement, dated as of May 15, 1997, with: The Huntington National Bank; KeyBank National Association; Fleet National Bank; Star Bank, National Association; PNC Bank, Ohio, National Association; The Provident Bank; National City Bank of Columbus; and Bankers Trust Company. The amended Credit Facility provides for an increase in the amount that GPLP can borrow thereunder from $175 million to $190 million, extends the term thereof from June 30, 1998 to July 31, 1998, and provides an option to extend the term to July 31, 1999. The amended Credit Facility also provides for a reduction in the tiered interest rate schedule with borrowings bearing interest at a variable rate which initially is equal to LIBOR plus 160 basis points per annum. The Credit Facility previously was unsecured but is now secured by, among other things, first lien mortgages/deeds of trust, assignment of rents and security agreements on the following eleven (11) shopping centers: The Mall at Fairfield Commons, Beavercreek, Ohio; Indian Mound Mall, Heath, Ohio; New Towne Mall, New Philadelphia, Ohio; Clarksville Plaza, Clarksville, Indiana; East Pointe Plaza, Marysville, Ohio; Morgantown Plaza, Star City, West Virginia; Ohio River Plaza, Gallipolis, Ohio; Plaza Vista Mall, Sierra Vista, Arizona; Steamboat Bend, Hannibal, Missouri; Middletown Plaza, Middletown, Ohio; and Stewart Plaza, Mansfield, Ohio. Payments due under the amended Credit Facility are guaranteed by GRT and by Glimcher Properties Corporation ("GPC"), a Delaware corporation and a wholly owned subsidiary of GRT.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None

         (b)      Pro Forma Financial Information.

                  None

         (c)      Exhibits.

                  10.1 Second Amended and Restated Loan Agreement dated as of May 15, 1997 by and among Glimcher Properties Limited Partnership ("GPLP") as borrower; Glimcher Realty Trust ("GRT") and Glimcher Properties Corporation ("GPC") as guarantors; The Huntington National Bank ("Huntington"), KeyBank National Association ("KeyBank"), Fleet National Bank ("Fleet"), Star Bank, National Association ("Star"), PNC Bank, Ohio, National Association ("PNC"), The Provident Bank ("Provident"), National City Bank of Columbus ("National City"), and Bankers Trust Company ("Bankers Trust") as lenders; Huntington and KeyBank as co-agents; and Huntington as administrative agent.

                  10.2 Form of Revolving Note for each of the eight (8) individual notes, dated May 15, 1997 and executed by GPLP to:
                           a.  Huntington in the amount of $32.5 million;
                           b.  KeyBank in the amount of $32.5 million;
                           c.  Fleet in the amount of $20 million;
                           d.  Star in the amount of $20 million;
                           e.  PNC in the amount of $25 million;
                           f.  Provident in the amount of $10 million;
                           g.  National City in the amount of $20 million; and
                           h.  Bankers Trust in the amount of $30 million.

                  10.3 Form of Guaranty for each of the eight (8) individual guarantees, dated May 15, 1997 and issued by GRT in favor of:
                           a.   Huntington to the extent of $32.5 million;
                           b.  KeyBank to the extent of $32.5 million;
                           c.  Fleet to the extent of $20 million;
                           d.  Star to the extent of $20 million;
                           e.  PNC to the extent of $25 million;
                           f.  Provident to the extent of $10 million;
                           g.  National City to the extent of $20 million; and

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                           h.  Bankers Trust to the extent of $30 million.

                  10.4 Form of Guaranty for each of the eight (8) individual guarantees, dated May 15, 1997 and issued by GPC in favor of:
                           a.   Huntington to the extent of $32.5 million;
                           b.  KeyBank to the extent of $32.5 million;
                           c.  Fleet to the extent of $20 million;
                           d.  Star to the extent of $20 million;
                           e.  PNC to the extent of $25 million;
                           f.  Provident to the extent of $10 million;
                           g.  National City to the extent of $20 million; and
                           h.  Bankers Trust to the extent of $30 million.

                  10.5 Security Agreement - Interest Rate Protection Contract dated May 15, 1997 executed by GPLP in favor of Huntington as Administrative Agent for the lenders.

                  10.6 Form of the Open-End Mortgage, Assignment of Rents and Security Agreement for each of the three (3) individual mortgages, dated May 15, 1997 and issued to Huntington as Administrative Agent for the lenders on the following shopping center properties:
                           a.  The Mall at Fairfield Commons, Beavercreek, Ohio;
                           b.  Indian Mound Mall, Heath, Ohio;
                           c.  New Towne Mall, New Philadelphia, Ohio;

                  10.7 Form of the Open-End Mortgage, Assignment of Rents and Security Agreement for each of the four (4) individual mortgages, dated May 15, 1997 and issued to Huntington as Administrative Agent for the lenders on the following shopping center properties:
                           a.  East Pointe Plaza, Marysville, Ohio;
                           b.  Ohio River Plaza, Gallipolis, Ohio;
                           c.  Middletown Plaza, Middletown, Ohio; and
                           d.  Stewart Plaza, Mansfield, Ohio.

                  10.8 Mortgage, Assignment of Rents and Security Agreement on Clarksville Plaza, Clarksville, Indiana, dated as of May 15, 1997 issued by GPLP to Huntington as Administrative Agent for the lenders.

                  10.9 A Credit Line Deed of Trust, Assignment of Rents and Security Agreement on Morgantown Plaza, Star City, West Virginia, dated May 15, 1997 between GPLP, John
                           T. Poffenbarger as Trustee, and Huntington as Administrative Agent for the lenders.

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                  10.10    Deed of Trust, Security Agreement, Assignment of
                           Rents and Fixture Filing on Plaza Vista Mall, Sierra Vista, Arizona, dated May 15, 1997 between GPLP, Chicago Title Insurance Company as Trustee, and Huntington as Administrative Agent for the lenders.

                  10.11 Deed of Trust, Assignment of Rents and Security Agreement on Steamboat Bend, Hannibal, Missouri, dated May 15, 1997 between GPLP, William A. Denney as Trustee and Huntington as Administrative Agent for the lenders.

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of this 17th day of June, 1997.

                                          GLIMCHER REALTY TRUST

                                          By:  /s/ William G. Cornely
                                              ---------------------------------
                                                   William G. Cornely,
                                                   Senior Vice President and
                                                   Chief Financial Officer

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                              GLIMCHER REALTY TRUST
                                INDEX OF EXHIBITS

EXHIBIT                                                                                        PAGE
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10.1              Second Amended and Restated Loan Agreement dated
                  as of May 15, 1997 by and among Glimcher Properties
                  Limited Partnership ("GPLP") as borrower; Glimcher
                  Realty Trust ("GRT") and Glimcher Properties
                  Corporation ("GPC") as guarantors; The Huntington
                  National Bank ("Huntington"), KeyBank National
                  Association ("KeyBank"), Fleet National Bank
                  ("Fleet"), Star Bank, National Association ("Star"),
                  PNC Bank, Ohio, National Association ("PNC"), The
                  Provident Bank ("Provident"), National City Bank of
                  Columbus ("National City"), and Bankers Trust
                  Company ("Bankers Trust") as lenders; Huntington and
                  KeyBank as co-agents; and Huntington as
                  administrative agent.
                                                                                                 97

10.2              Form of Revolving Note for each of the eight (8)
                  individual notes, dated May 15, 1997 and executed by
                  GPLP to:
                           a.  Huntington in the amount of $32.5 million;
                           b.  KeyBank in the amount of $32.5 million;
                           c.  Fleet in the amount of $20 million;
                           d.  Star in the amount of $20 million;
                           e.  PNC in the amount of $25 million;
                           f.  Provident in the amount of $10 million;
                           g.  National City in the amount of $20 million; and
                           h.  Bankers Trust in the amount of $30 million.
                                                                                                100

10.3 Form of Guaranty for each of the eight (8) individual guarantees, dated May 15, 1997 and issued by GRT in favor of:
                           a.   Huntington to the extent of $32.5 million;
                           b.  KeyBank to the extent of $32.5 million;
                           c.  Fleet to the extent of $20 million;
                           d.  Star to the extent of $20 million;
                           e.  PNC to the extent of $25 million;
                           f.  Provident to the extent of $10 million;
                           g.  National City to the extent of $20 million; and
                           h.  Bankers Trust to the extent of $30 million.

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
                                                                                               PAGE
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
                                                                                                104

10.4              Form of Guaranty for each of the eight (8) individual
                  guarantees, dated May 15, 1997 and issued by GPC in
                  favor of:
                           a.   Huntington to the extent of $32.5 million;
                           b.  KeyBank to the extent of $32.5 million;
                           c.  Fleet to the extent of $20 million;
                           d.  Star to the extent of $20 million;
                           e.  PNC to the extent of $25 million;
                           f.  Provident to the extent of $10 million;
                           g.  National City to the extent of $20 million; and
                           h.  Bankers Trust to the extent of $30 million.
                                                                                                108

10.5              Security Agreement - Interest Rate Protection Contract
                  dated May 15, 1997 executed by GPLP in favor of
                  Huntington as Administrative Agent for the lenders.
                                                                                                115

10.6 Form of the Open-End Mortgage, Assignment of Rents and Security Agreement for each of the three (3) individual mortgages, dated May 15, 1997 and issued to Huntington as Administrative Agent for the lenders on the following shopping center properties:
                           a.  The Mall at Fairfield Commons, Beavercreek, Ohio;
                           b.  Indian Mound Mall, Heath, Ohio;
                           c.  New Towne Mall, New Philadelphia, Ohio;

                                                                                                131

10.7 Form of the Open-End Mortgage, Assignment of Rents and Security Agreement for each of the four (4) individual mortgages, dated May 15, 1997 and issued to Huntington as Administrative Agent for the lenders on the following shopping center properties:
                           a.  East Pointe Plaza, Marysville, Ohio;
                           b.  Ohio River Plaza, Gallipolis, Ohio;
                           c.  Middletown Plaza, Middletown, Ohio; and
                           d.  Stewart Plaza, Madison, Ohio.

                                                                                                147

10.8              Mortgage, Assignment of Rents and Security
                  Agreement on Clarksville Plaza, Clarksville, Indiana, dated as of May 15, 1997 issued by GPLP to Huntington as Administrative Agent for the lenders.

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
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
                                                                                                163

10.9              A Credit Line Deed of Trust, Assignment of Rents and
                  Security Agreement on Morgantown Plaza, Star City,
                  West Virginia, dated May 15, 1997 between GPLP,
                  John T. Poffenbarger as Trustee, and Huntington as
                  Administrative Agent for the lenders.
                                                                                                180

10.10             Deed of Trust, Security Agreement, Assignment of
                  Rents and Fixture Filing on Plaza Vista Mall, Sierra
                  Vista, Arizona, dated May 15, 1997 between GPLP,
                  Chicago Title Insurance Company as Trustee, and
                  Huntington as Administrative Agent for the lenders.
                                                                                                197

10.11             Deed of Trust, Assignment of Rents and Security
                  Agreement on Steamboat Bend, Hannibal, Missouri, dated May 15, 1997 between GPLP, William A.
                  Denney as Trustee and Huntington as Administrative
                  Agent for the lenders.

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